Exhibit 32.1




                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                            AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Oxford Technologies, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, Jacinta Sit, President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   1. The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


/s/ Jacinta Sit
----------------------------------
Jacinta Sit, President and CFO
(principal executive officer and principal financial officer)


Dated: January 6, 2004